UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2004

DITECH COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26209	94-2935531
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 E. Middlefield Road

Mountain View, Ca. 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 623-1300

Item 12.  Results of Operations and Financial Condition.

On February 17, 2004, Ditech Communications Corporation issued a press release announcing results for the third quarter of fiscal year 2004.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Ditech Communications, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ditech Communications Corporation

Dated: February 17, 2004	By:	/s/ William J. Tamblyn
William J. Tamblyn
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release, dated February 17, 2004, announcing Ditech Communications Corporation’s Fiscal 2004 Third Quarter Financial Results.